Exhibit 10.28

Summary of Executive Officer Compensation

Executive	Base Annual		Annual Compensation	Other
Officer	Salary	Annual Bonus	under MBO Program	Compensation

Robert Schneider	€ 350,000[1]	2004
50% of base salary, if
Registrant makes an
operating profit for second
half of 2004; and an
additional 50% of base
salary if Registrant makes
an operating profit
exceeding $2,000,000 for
the second half of 2004
			N/A	Use of Company car, BMW 5 series

Post 2004 50% of base salary, if Registrant makes an operating profit for full year

Steven Moore	$200,000[1]	2004
50% of base salary, if
Registrant makes an
operating profit for second
half of 2004; and an
additional 50% of base
salary if Registrant makes
an operating profit
exceeding $2,000,000 for
the second half of 2004
N/A

Post 2004 50% of base salary, if Registrant makes an operating profit for full year

Colas Overkott	€ 200,000[1]	N/A	Up to € 40,000 upon achievement of objectives in accordance with MBO Program	Use of Company car, BMW 5 series; or competitive car allowance

Up to € 2,500 annually for tax consulting resulting from European residency outside Germany

Ingo Zankel	€ 200,000	Up to € 100,000 upon achievement of annual targets established by the Board of Directors and CEO.	Up to € 50,000 upon achievement of objectives in accordance with MBO Program	Use of Company car, BMW 5 series; or up to € 1,250 monthly in car allowance

[1]	This number reflects the officer’s base salary as established by SCM Microsystems’ Board of Directors, prior to the officer’s participation in the executive compensation arrangement described in the Company’s Current Report on Form 8-K filed on September 21, 2004, pursuant to which such officer may opt to receive an option to purchase 50 shares of the Company’s Common Stock for each $100 reduction in annual base salary.